EXHIBIT 10.1

                                    AGREEMENT

         THIS AGREEMENT is effective as of July 23, 2004, by and between Vero Management, L.L.C., a Delaware limited liability company with its principal place of business located at 963A Beachland Boulevard, Suite 13, Vero Beach, FL 32963 ("Vero") and Qorus.com, Inc., a corporation organized and existing under the laws of Florida, with its principal place of business located at 963A Beachland Boulevard, Suite 13, Vero Beach, FL 32963 ("Client"). Vero and Client may each be referred to as a "Party" or collectively as the "Parties."

                                    RECITALS

         WHEREAS, Vero is engaged in the business of providing managerial and administrative support services to public and private companies; and

         WHEREAS, Client desires to engage the services of Vero as described herein and Vero desires to perform such services, all in accordance with the terms and conditions herein set fort;

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Parties hereby agree as follows:

1.       INTENT AND SERVICES

         It is the general nature and intent of this Agreement that Vero will provide to Client a broad range of managerial and administrative services including but not limited to assistance in the preparation and maintenance of its financial books and records, the filing of various reports with the appropriate regulatory agencies as are required by State and Federal rules and regulations, the administration of matters relating to Client's shareholders including responding to various information requests from shareholders as well as the preparation and distribution to shareholders of relevant Client materials, and the providing of office space, corporate identity, telephone and fax services, mailing, postage and courier services ("Services"). This Agreement shall be liberally construed in order to insure that Vero provides to Client those Services necessary for Client to efficiently manage its business operations, efficiently respond to its shareholders and timely comply with its regulatory reporting requirements. The parties hereto specifically acknowledge and agree that Vero will not provide any legal, auditing, accounting, investment banking or capital formation services to Client.

2.       TERM

         This Agreement shall be in effect for a term of one (1) year commencing on the date hereof; provided that either party may terminate this agreement on thirty (30) days prior written notice to the other party. At the end of the initial term, this Agreement shall remain in effect for additional thirty (30) day periods until terminated in writing upon ten (10) days prior written notice. All duties for payment of compensation owed to Vero and those duties that generally survive termination shall survive the termination of this agreement.

3.       COMPENSATION

         In consideration of the services provided hereunder, Vero shall be entitled to the following compensation:

         a) Client shall pay Vero a fee equal to $1,000 per month for each month, or any part thereof, that the Services hereunder are provided. The Parties specifically agree that in no event will the monthly fees be prorated either due to the initiation of Services following the first day of a particular month or the termination of Services prior to the month's end;

         b) Client shall reimburse Vero for any out-pocket expenses incurred by Vero in connection with its Services hereunder (including, without limitation, expenses of consultants and advisors engaged by Vero to perform all or any part of the Services hereunder, provided such expenses are approved by Client in advance.

         Vero shall bill Client for the Services on the first day of each month and payment shall be due within seven (7) business days thereafter.

4.       INDEPENDENT CONTRACTOR

         Vero shall be, and is deemed to be, an independent contractor in the performance of its duties hereunder. Vero shall have no power to enter into any agreement on behalf of or otherwise bind Client without the express prior written consent of Client. Vero shall be free to pursue, conduct, carry on and provide for its own account (of for the account of others) similar Services to other clients.

5.       INDEMNIFICATION

         Client agrees to indemnify and hold Vero and its officers, directors, shareholders, managers, members, agents, advisors, consultants and employees
("Indemnified Parties") harmless from any and all losses, expenses, claims, damages or liabilities (including reasonable attorneys' fees) incurred by any Indemnified Party arising out of or related to the performance of Vero's duties under this Agreement, and Client shall, at the option of Vero, reimburse Vero or pay directly for any and all legal or other expenses incurred in connection with the investigation or defense of any action or claim in connection therewith. Notwithstanding the aforesaid, Client shall not be liable for any loss, claim, damage or liability that is found (as set forth in a final judgment by a court of competent jurisdiction) to have resulted in a material part from any act by Vero which constitutes fraud or gross negligence by Vero.

6.       CONFIDENTIALITY

         Vero agrees that any information provided to it by Client of a confidential nature will not be revealed or disclosed to any person or entity, except in the performance of this Agreement. Upon the termination of this Agreement and following receipt of a written request from Client, all documentation provided by Client to Vero will be returned to it or destroyed.

7.       NOTICES

         All notices hereunder shall be in writing addressed to the Party at the address herein set forth, or at such other address as to which notice: pursuant to this section may be given, and shall be given by personal delivery, by certified mail (return receipt requested), Express Mail or by national overnight courier. Notices will be deemed given upon the earlier of actual receipt or three (3) business days after being mailed or delivered to such courier service.

         Notices shall be addressed as follows:

         If to Vero                    Vero Management, L.L.C.
                                       936A Beachland Boulevard, Suite 13
                                       Vero Beach, FL 32963
                                       Attn: Kevin R. Keating, Manager

         If to Client                  Qorus.com, Inc.
                                       936A Beachland Boulevard, Suite 13
                                       Vero Beach, FL 32963
                                       Attn: Kevin R. Keating, President

         Any notices to be given hereunder will be effective if executed by and sent by the attorneys for the Parties giving such notice, and in connection therewith the Parties and their respective counsel agree that, in giving such notice, such counsel may communicate directly in writing, with such Parties to the extent necessary to give such notice.

8.       REPRESENTATIONS AND WARRANTIES OF CLIENT

         Client represents and warrants that:

         a) Client will cooperate fully and timely with Vero to enable Vero to perform the Services that may be rendered hereunder;

         b) Client has full power and authority to enter into this Agreement;

         c) The performance by Client of this Agreement will not violate any applicable court decree, law or regulation, nor will it violate any provision(s) of the organizational or corporate governance documents of Client or any contractual obligation by which Client may be bound; and

         d) All information supplied to Vero by Client shall be true and accurate and complete in all material respects, to the best of Client's knowledge.

9.       REPRESENTATIONS AND WARRANTIES OF VERO

         Vero represents and warrants that:

         a)       It has full power and authority to enter into this Agreement;

         b)       It has the  requisite  skill and  experience  to  perform  the
                  Services   and  to  carry  out  and  fulfill  its  duties  and
                  obligations hereunder; and

         c) It will use its best efforts to complete all Services in a timely and professional manner.

10.      GOVERNING LAW, DISPUTE RESOLUTION, AND JURISDICTION

         This Agreement shall be governed by and construed in accordance with the laws of the State of Florida, without giving effect to the conflicts of laws principles thereof. All disputes, controversies or claims ("Disputes") arising out of or relating to this Agreement shall in the first instance be the subject of a meeting between a representative of each Party who has decision-making authority with respect to the matter in question. Should the meeting either not take place or not result in a resolution of the Dispute within twenty (20) business days following notice of the Dispute to the other Party, then the Dispute shall be resolved in a binding arbitration proceeding to be held in Orlando, Florida, in accordance with the international rules of the American Arbitration Association. The Parties agree that a panel of one arbitrator shall be required. Any award of the arbitrator shall be deemed confidential information for a minimum period of five years. The arbitrator may award attorneys' fees and other arbitration related expenses, as well as pre- and post-judgment interest on any award of damages, to the prevailing Party, in their sole discretion.

11.      MISCELLANEOUS

         a) NO WAIVER. No provision of this Agreement may be waived except by agreement in writing signed by the waiving Party. A waiver of any term or provision of this Agreement shall not be construed as a waiver of any other term or provision.

         b) NON-ASSIGNABILITY. This Agreement is not assignable without the written consent of the other Party.

         c) MULTIPLE COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original. It shall not be necessary that each Party executed each counterpart, or that any one counterpart be executed by more than one Party so long as each Party executes at least one counterpart.

         d) SEVERABILITY. If any provision of this Agreement is declared by any court of competent jurisdiction to be invalid for any reason, such invalidity shall not affect the remaining provisions of this Agreement.

         e)       CONSTRUCTION.   No  provision  of  this  Agreement   shall  be
                  construed against any Party by virtue of the fact that this Agreement was primarily prepared by such party.

         f) HEADINGS. The section and paragraph heading shall not be deemed a part of this Agreement.

         IN WITNESS WHEREOF the undersigned have executed this Agreement as of the day and year first above written.


VERO MANAGEMENT, L.L.C.                 QORUS.COM, INC.


By:     /S/ KEVIN R. KEATING            By:      /S/ KEVIN R. KEATING
   --------------------------------        -------------------------------------
        Kevin R. Keating, Manager                Kevin R. Keating, President



Agreed to by the Client's Principal Shareholder:

KEATING REVERSE MERGER FUND, LLC


By:     /S/ TIMOTHY J. KEATING
   ------------------------------------
        Timothy J. Keating, Manager